UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 13, 2015

KLX Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-36610	47-1639172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code:  (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2015, the board of directors of KLX Inc., a Delaware corporation (“KLX”), approved an amendment to KLX’s Amended and Restated Bylaws (the “Bylaws”), which became effective on August 13, 2015.  The amendment removed the fee shifting provisions by deleting Article IX of the Bylaws in its entirety.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)                       Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of KLX Inc., dated as of August 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2015

KLX INC.

By:	/s/ Michael F. Senft
Name: Michael F. Senft
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of KLX Inc., dated as of August 13, 2015